UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                         Date of Report: April 14, 2004
                        (Date of earliest event reported)



                           QUEST RESOURCE CORPORATION
             (Exact name of registrant as specified in its charter)



               Nevada                     0-17371              88-0182808
    (State or other jurisdiction        (Commission         (I.R.S. Employer
 of incorporation or organization)      File Number)      Identification Number)


                           5901 N. Western, Suite 200
                             Oklahoma City, OK 73118

          (Address of principal executive offices, including zip code)



                                 (405) 840-9894
              (Registrant's telephone number, including area code)



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Item 5.  Other Events and Regulation FD Disclosure.

         As previously announced, on December 22, 2003, Quest Cherokee, LLC, a limited liability company formed by our subsidiaries, acquired certain oil and gas assets of Devon Energy Corporation located in the Cherokee Basin area of northeastern Oklahoma and southeastern Kansas for a purchase price of approximately $126 million. This acquisition represents an approximate 90% increase in the number of gross wells that we operate and a 138% increase in our average daily production volumes.

         As a result of the acquisition and continued internal growth, we have increased our employee force from 70 to over 100 experienced oil and gas personnel and we now operate the largest number of coalbed methane wells (approximately 700) in the Cherokee Basin of southeast Kansas and northeast Oklahoma.

         We have launched a very aggressive drilling program to further develop the approximately 500,000 acres that we currently lease. Since January, 2004, we have drilled approximately 70 gas wells and only one of these 70 wells is currently being contemplated for plugging instead of completion. Our pipeline construction crews and well completion crews are working diligently at connecting and completing the over 100 new wells that have been drilled, but are not yet producing.

         As a result of the acquisition and the increased size and complexity of our operations, we have hired additional personnel to increase the depth and experience of our finance and accounting staff. In addition, we anticipate that we will be changing auditors for our current fiscal year due to the following factors:

o the size and complexity of our operations have out-grown the resources of our current independent auditor, who is a sole practitioner, and

o the provisions of the Sarbanes-Oxley Act of 2002 and the related rules and regulations of the Public Company Accounting Oversight Board relating to audit partner rotation will require a change in accounting firms after the end of our current fiscal year.

         Although no decision has been made at this time, we intend to retain either a national or regional firm to serve as our independent auditor. We expect that the internal policies of any national or regional firm that we retain will not allow that firm to rely on the audit report on our financial statements prepared by a sole practitioner. As a result, the new independent auditing firm would need to re-audit our prior years' financial statements.

         As a result of the expansion of our accounting and finance staff and in anticipation of the re-audit of our historical financial statements, we have undertaken a review of our financial statements and supporting documentation for the past two years and are organizing such information in a format that will be easier for the new independent auditing firm to audit. We have engaged a local accounting firm to assist us in this process. However, due to prior commitments, the firm was not able to start such review until the latter part of March, 2004.

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Based on information available to us at this time, we have made a preliminary determination that a restatement of our historical financial statements is required due to improper adoption of the following accounting pronouncements:

o Statement of Accounting Standards ("SFAS") No. 84, Accounting for Induced Conversions of Convertible Debt

o    SFAS No. 128, Earnings per Share

o    SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities

o    SFAS No. 143, Accounting for Asset Retirement Obligations

o Accounting Research Bulletin No. 51, Consolidated Financial Statements and SFAS No. 94, Consolidation of All Majority-Owned Subsidiaries

         We also believe that revisions to the footnotes to our prior financial statements will be required pursuant to the following accounting pronouncements:

o    SFAS No. 109, Accounting for Income Taxes

o    SFAS No. 123, Accounting for Stock-Based Compensation

o SFAS No. 131, Disclosures about Segments of an Enterprise and Related Information

         It is possible that the results of the review or the eventual re-audit of our prior years' financial statements by our new independent auditing firm may result in additional restatements of our prior years' financial statements. At this time, we are unable to quantify the exact impact of any of these restatements on our financial statements. However, we currently do not anticipate that these restatements will have a material adverse effect on our previously reported oil and gas reserves or production. We anticipate being able to resume making our periodic filings with the Securities and Exchange Commission within 60 days.

         Forward-looking Information

This current report on Form 8-K contains forward-looking statements. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. These statements relate to future events or to our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of such terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially. There are a number of factors that could cause our actual results to differ materially from those indicated by such forward-looking statements. These include such matters as:

       o     financial position;

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

       o     business strategy;
       o     budgets;
       o     amount, nature and timing of capital expenditures;
       o     drilling of wells;
       o     acquisition and development of oil and gas properties;
       o     timing and amount of future production of natural gas and oil;
       o     operating costs and other expenses;
       o estimated future net revenues from oil and natural gas reserves and the present value thereof;
       o     cash flow and anticipated liquidity; and
       o     other plans and objectives for future operations.

         Although we believe that the expectations reflected in these forward looking statements are reasonable, there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected effects on our business or operations. There are many factors that could cause these forward-looking statements to be incorrect, including, but not limited to, the risks described in Exhibit 99.1 "Risk Factors" to our annual report on Form 10-K/A for the fiscal year ended May 31, 2003, which are incorporated herein by reference. These factors include, among others:

       o     our ability to implement our business strategy;
       o the extent of our success in discovering, developing and producing reserves, including the risks inherent in exploration and development drilling, well completion and other development activities;
       o the results of our review of our prior years financial statements and any resulting restatements;
       o     fluctuations in the commodity prices for natural gas and crude oil;
       o engineering and mechanical or technological difficulties with operational equipment, in well completions and workovers, and in drilling new wells;
       o     land issues;
       o     federal and state regulatory developments;
       o     labor problems;
       o     environmental related problems;
       o the uncertainty inherent in estimating future oil and gas production or reserves;
       o     production variances from expectations;
       o the substantial capital expenditures required for construction of pipelines and the drilling of wells and the related need to fund such capital requirements through commercial banks and/or public securities markets;
       o     the need to develop and replace reserves;
       o     competition;
       o     dependence upon key personnel;
       o     the lack of liquidity of our equity securities;
       o     operating hazards attendant to the natural gas and oil business;

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

       o downhole drilling and completion risks that are generally not recoverable from third parties or insurance;
       o potential mechanical failure or under-performance of significant wells;
       o     climatic conditions;
       o     availability and cost of material and equipment;
       o     delays in anticipated start-up dates;
       o     our ability to find and retain skilled personnel;
       o     availability of capital;
       o     the strength and financial resources of our competitors; and
       o     general economic conditions.

         When you consider these forward-looking statements, you should keep in mind these risk factors and the other cautionary statements in this report or incorporated by reference. The forward-looking statements speak only as of the date made. All subsequent oral and written forward looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. We assume no obligation to update any of these statements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       QUEST RESOURCE CORPORATION



                                       By: /s/ Douglas L. Lamb
                                           ----------------------------
                                           Douglas L. Lamb
                                           President

     Date:   April 14, 2004



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